UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (date of earliest event reported):
June 25, 2010

Unify Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1420 Rocky Ridge Drive, Suite 380
Roseville, California 95661

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(916) 218-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

AGREEMENT AND PLAN OF MERGER

      On June 29, 2010, Unify Corporation, a Delaware corporation (“Unify” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Unify Acquisition Corp., a California corporation and wholly-owned subsidiary of the Company, and Software Office Solutions, Inc., d/b/a Daegis (“Daegis”), and all of the shareholders of Daegis. Pursuant to the terms of the Merger Agreement, all of the issued and outstanding shares of common stock of Daegis have been converted into a right to receive a pro rata share of the aggregate merger consideration, which is made up of $24 million in cash, $6.2 million in convertible subordinated notes, and 2,085,714 shares of Unify common stock (the “Merger Consideration”). $1.2 million of the convertible subordinated notes are subject to set-off for indemnity claims the Company may have under the Merger Agreement post transaction for a period of 18 months after the effective time of the merger.

     The convertible subordinated notes are sixty-three month term notes, bearing 8% interest unless an event of default occurs, in which case the interest rate will increase to 13% during the continuance of the event of default, provided that the subordinated indemnity note bears interest at 3% until the eighteen month anniversary of its issuance, at which point the interest rate will increase to 8%. Subject to certain conditions, the convertible subordinated notes are convertible into approximately 1,771,428 shares of Unify common stock. The parties also entered into a Registration Rights Agreement (the “Registration Agreement”) pursuant to which the Company has agreed to register for resale the shares of its common stock issued pursuant to the Merger Agreement and issuable upon conversion of the subordinated notes.

     The foregoing is a summary description of certain terms of the Merger Agreement and the Convertible Notes and it is qualified in its entirety by reference to the full text of the Merger Agreement and the form of Convertible Note, each of which are attached as Exhibit 10.1 and Exhibit 10.6, respectively, to this Current Report on Form 8-K.

     The Merger Agreement has been filed to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual, business or operational information about the parties thereto.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such Merger Agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures: (i) exchanged between the parties in connection with the execution of the Merger Agreement and (ii) contained in the disclosure schedules to the Merger Agreement.  The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

     The foregoing is intended only to be a summary of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement which is attached as Exhibit 10.1 hereto.

FINANCING AGREEMENT

     To finance the cash portion of the acquisition of Daegis, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with Hercules Technology II, L.P. on June 29, 2010. Pursuant to the Loan Agreement, the Company was provided with debt financing consisting of a term loan in the aggregate principal amount of $24.0 million and a revolving credit facility of up to $6.0 million. The term loan bears an interest rate of the greater of (i) 10.25% and (ii) the LIBOR rate plus 8.25%, plus PIK interest of 2%, and has a term of 60 months. The revolving credit facility has an interest rate of the greater of (i) 9.25% and (ii) the LIBOR rate plus 7.25% and has a maturity date of June 29, 2015. As part of the financing, the lenders were issued a warrant to acquire 718,860 shares of Unify common stock at an exercise price of $3.30 per share, subject to certain adjustments contained in the terms of the warrant. The Company has agreed to register the shares issuable upon exercise of the warrant under the Registration Agreement. In order to secure its obligations under the Loan Agreement, the Company has granted the lender a first priority security interest in substantially all of its assets.

     The Loan Agreement requires ongoing compliance with certain affirmative and negative covenants. The affirmative covenants include, but are not limited to: (i) maintenance of existence and conduct of business; (ii) compliance with laws; (iii) use of proceeds; and (iv) books and records and inspection. The negative covenants set forth in the Loan Agreement include, but are not limited to, restrictions on the ability of the Company (and the Company’s subsidiaries): (i) with certain limited exceptions, to create, incur, assume or allow to exist indebtedness; (ii) with certain limited exceptions, to create, incur, assume or allow to exist liens on properties; (iii) with certain limited exceptions, to make certain payments, transfers of property, or investments; or (iv) with certain limited exceptions, to make additional acquisitions.

     In addition, the Company is obligated to maintain certain minimum consolidated adjusted EBITDA levels, certain total leverage ratios, and certain fixed charge coverage ratios, all as calculated in accordance with the terms and definitions determining such ratios contained in the Loan Agreement. The Loan Agreement also contains various information and reporting requirements.

     The Loan Agreement also contains customary events of default, including without limitation events of default based on payment obligations, repudiation of guaranty obligations, material inaccuracies of representations and warranties, covenant defaults, insolvency proceedings, monetary judgments in excess of certain amounts, change in control, certain ERISA events, and defaults under certain other obligations.

     The foregoing is intended only to be a summary of the Loan Agreement and is qualified in its entirety by reference to the Loan Agreement which is filed as Exhibit 10.2 hereto.

JENSEN EMPLOYMENT AGREEMENT

     Following its acquisition of Daegis, the Company entered into an Employment Agreement with Kurt A. Jensen on June 30, 2010 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Jensen will join the Company as its executive vice president and chief operating officer in order to assist with the integration of Daegis and to continue to manage the legacy Daegis business and employees. The Employment Agreement has a three-year term, which may be extended year to year upon expiration. Under the Employment Agreement, Mr. Jensen is entitled to a base salary of $325,000 with a performance bonus up to 55% of base salary, subject to the discretion of the Compensation Committee of the Company, and guaranteed additional payments of $175,000 and $87,500 for the first and second years, respectively, of his employment with the Company. Mr. Jensen will also be eligible to participate in the Company’s employee benefit programs, including the Company’s stock option plans. If the Company terminates Mr. Jensen’s employment for any reason, other than cause, or if Mr. Jensen terminates his employment for good reason, Mr. Jensen shall receive his base salary, bonus, and benefits for the twelve months following termination. If Mr. Jensen terminates his employment for any reason, other than death, disability, or good reason, prior to the first anniversary of Mr. Jensen’s employment, Mr. Jensen shall pay the Company a buy-out and release fee of $500,000.

     The foregoing is intended only to be a summary of the Employment Agreement and is qualified in its entirety by reference to the Employment Agreement which is filed as Exhibit 10.7 hereto.

     A copy of the following documents with regard to the transactions described above are attached hereto as Exhibits and incorporated herein by reference.

1.	Agreement and Plan of Merger, dated June 29, 2010, by and among the Company, Unify Acquisition Corp., Daegis, and the shareholders of Daegis (without Schedules and Exhibits).

2.
Loan and Security Agreement, dated June 29, 2010, by an among the Company, the Guarantors thereto, and Hercules Technology II, L.P. (including Form of Revolving Promissory Note and Form of Term Promissory Note).

3.	Registration Rights Agreement dated June 29, 2010.

4.	Form of Warrant.

5.	Form of Subordinated Indemnity Note.

6.	Form of Subordinated Purchase Note.

7.	Employment Agreement, dated June 30, 2010, by and between the Company and Kurt A. Jensen.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     Effective June 29, 2010, the merger (the “Merger”) contemplated by the Merger Agreement described in Item 1.01 above, was consummated. Pursuant to the Merger Agreement, the Company acquired (via merger with a wholly-owned subsidiary of the Company) all of the outstanding stock of Daegis from the Daegis shareholders in exchange for the Merger Consideration described above.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     As discussed under Item 1.01 above, on June 29, 2010 the Company entered into the Loan Agreement. The information set forth above in Item 1.01 under the caption “Jensen Employment Agreement” is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

     Pursuant to the Merger Agreement described in Item 1.01 above, on June 29, 2010 the Company issued 2,085,714 shares of Unify common stock, and $6.2 million in subordinated notes convertible into shares of Unify common stock as a portion of the Merger Consideration paid in exchange for all of the outstanding shares of Daegis. Pursuant to the Loan Agreement described in Item 1.01 above, on June 29, 2010 the Company issued a warrant to acquire 718,860 shares of Unify common stock as a portion of the consideration given to the lender as an inducement to enter into the Loan Agreement.

     Subject to certain conditions, the subordinated notes are convertible, at the election of the Company or the holder at any time following the twenty-first day after the Company has sent to its stockholders an Information Statement on Schedule 14C of the Exchange Act with respect to the action by written consent of the stockholders on June 25, 2010 authorizing the issuance of Unify common stock issuable upon conversion of the subordinated notes. The initial conversion price of the subordinated notes is $3.50 per share and adjusts to the twenty day volume weighted average trading price of Unify common stock for the twenty trading days ending two trading days prior to the date of the notice of conversion if conversion is elected after the first anniversary of the date of issuance.

     The warrants are exercisable at the election of the holder at any time following the twenty-first day after the Company has sent to its stockholders an Information Statement on Schedule 14C of the Exchange Act with respect to the action by written consent of the stockholders on June 25, 2010 authorizing the issuance of Unify common stock issuable upon exercise of the warrant. The initial exercise price of the warrant is $3.30 per share and is subject to certain anti-dilution adjustments.

     The subordinated notes, warrant and the shares underlying these instruments are exempt from registration under Section 4(2) of the Securities Act of 1933 and/or Rule 506 of Regulation D promulgated thereunder as neither security was offered or sold to more than 35 purchasers and no form of general solicitation was used in either offer.

     The foregoing is intended only to be a summary of the subordinated notes and warrant and is qualified in its entirety by reference to those documents which are attached hereto as Exhibits 10.4, 10.5, and 10.6.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On June 29, 2010, the Company announced the appointment of Kurt A. Jensen as the Company’s executive vice president and chief operating officer. Mr. Jensen was selected to be an officer of the Company in connection with the consummation of the Merger to assist with the integration of Daegis and to continue to manage the legacy Daegis business and employees.

     Mr. Jensen, age 44, is the founder, president, and chief-executive officer of Daegis, which he founded in 1999. In his new role with the Company, Mr. Jensen will continue to head Daegis, which is now a wholly-owned subsidiary of the Company, and will continue to have responsibility for its operations, sales, marketing, business development, and administration.

     In connection with the consummation of the Merger, on June 29, 2010, Mr. Jensen was issued a convertible subordinated note as partial consideration for his Daegis shares. The principal amount of the subordinated note is $2,588,192 and is convertible as described in Item 3.02. In addition, upon the expiration of the 18 month indemnity set-off period, Mr. Jensen may be entitled to up to an additional $621,166 in cash or Unify common stock currently held in the subordinated indemnity note.

     The information set forth above in Item 1.01 under the caption “Jensen Employment Agreement” is incorporated herein by reference.

     Mr. Jensen and the Company have entered into an employment agreement described above in Item 1.01 and attached hereto as Exhibit 10.7.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On June 25, 2010, the Company’s Board of Directors amended the Company’s Bylaws to allow the Company’s stockholders to act by written consent, which was previously prohibited by the Bylaws.

Item 5.07. Submission of Matters to a Vote of Security Holders.

     On June 25, 2010, stockholders holding a majority (5,844,473) of the outstanding common stock of the Company acted by written consent to approve the issuance of the shares of Unify Common Stock issuable upon conversion of the subordinated notes and the exercise of the warrant described in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

     The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than seventy-one (71) calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

     The pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than seventy-one (71) calendar days after the date this Current Report on Form 8-K is required to be filed.

(c) Not applicable

     (10) Exhibits

Exhibit
Number	Description
3.1	Amendment to Bylaws adopted June 25, 2010.

10.1	Agreement and Plan of Merger, dated June 29, 2010, by and among the Company, Unify Acquisition Corp., Daegis, and the shareholders of Daegis (without Schedules and Exhibits).

10.2	Loan and Security Agreement, dated June 29, 2010, by an among the Company, the Guarantors thereto, and Hercules Technology II, L.P. (including Form of Revolving Promissory Note and Form of Term Promissory Note).

10.3	Registration Rights Agreement dated June 29, 2010.

10.4	Form of Warrant (without Schedules or Exhibits).

10.5	Form of Subordinated Indemnity Note.

10.6	Form of Subordinated Purchase Note.

10.7*	Employment Agreement, dated June 30, 2010, by and between the Company and Kurt A. Jensen.

* Management compensatory agreement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2010

Unify Corporation

By:	/s/ Steven D. Bonham
Steven D. Bonham
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit
Number	Description
3.1	Amendment to Bylaws adopted June 25, 2010.

10.1	Agreement and Plan of Merger, dated June 29, 2010, by and among the Company, Unify Acquisition Corp., Daegis, and the shareholders of Daegis (without Schedules and Exhibits).

10.2	Loan and Security Agreement, dated June 29, 2010, by an among the Company, the Guarantors thereto, and Hercules Technology II, L.P. (including Form of Revolving Promissory Note and Form of Term Promissory Note).

10.3	Registration Rights Agreement dated June 29, 2010.

10.4	Form of Warrant (without Schedules or Exhibits).

10.5	Form of Subordinated Indemnity Note.

10.6	Form of Subordinated Purchase Note.

10.7*	Employment Agreement, dated June 30, 2010, by and between the Company and Kurt A. Jensen.

* Management compensatory agreement